PALATIN
TECHNOLOGIES

Corporate Presentation

November 2006

Forward-Looking Statement

The statements in and during this presentation that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with uncertainties pertaining to clinical trials, FDA clearances, distribution partnerships, timing of product availability and shipments, competition, demand for products and services, development of new products, development of the markets for the Company's products and services and other risks as identified in the Company's SEC filings. Actual results, events and performance may differ materially. The Company undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect the occurrence of unanticipated events.

Palatin's Mission

Palatin Technologies develops and commercializes novel therapeutics, based on its proprietary technology platform (MIDAS™), to help improve the health and well-being of people around the world.

Technology Overview

MIDAS™ (Metal Ion-Induced Distinctive Array of Structure)

Enabling platform technology for quickly and effectively identifying potential drugs from biologically active peptide targets. MIDAS™ is Palatin's proprietary technology platform.

Melanocortin (MC)-Based Therapeutics

Melanocortin (MC) receptors are involved in the control of endocrine, autonomic and central nervous system functions, regulating physiological roles such as sexual arousal, feeding behavior and energy maintenance. Palatin is the industry leader in the development of MC-based therapeutics.

PALATIN TECHNOLOGIES

Product Portfolio

Clinical Development

- Bremelanotide for the treatment of male and female sexual dysfunction

Pre-Clinical Development

- Target compounds identified by the MIDAS™ technology platform for obesity and congestive heart failure (CHF)

In-Market Potential

- NeutroSpec™ for the use of imaging and diagnosing occult infections

Bremelanotide – Overview

- Novel, patented, nasally administered peptide
- Innovative mechanism of action
- Targeting ED & FSD
- Differentiated product for ED
- Potential 1st to market for FSD



PALATIN TECHNOLOGIES

Significant Potential Remains in ED Market…


150 MM men
with ED[1]
Worldwide

18 MM Men Worldwide Seeking Treatment for ED[2]

618,000 new cases added each year


30 million men
with ED[1]
In U.S.

3.6 MM U.S. Men Seeking Treatment for ED[2]


Rx

PDE-5 Sales (2005)
~$2.6 B

PDE-5 Sales (2006 est.)
~$3.0 B

Rx Growth Estimate
>10% Annually

Market Potential Underestimated Due to Heavy Sampling

PALATIN TECHNOLOGIES

Sources: [1]*MMAS J Urol*, 1994; [2]Chew et al, Int J Impot Res. 2000

High Dissatisfaction Among PDE-5 Users

60% of sildenafil Users Don't Refill

Efficacy

AE's

Cost



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Onset of Action
Duration of Action
Side Effects
Overall Safety
Effectiveness
Price
Overall
Extremely Unsatisfied
Somewhat Unsatisfied
Somewhat Satisfied
Extremely Satisfied

Anxiety Due to Response Variability

Desire for Greater Sexual Satisfaction and Vitality

PALATIN TECHNOLOGIES

Source: Morgan Stanley analysis, McKinsey analysis, IMS, King qualitative research, clinical literature

Bremelanotide – Mechanism of Action



Bremelanotide
Visual & Tactile Stimulation
Selective
Nerve Signal
Viagra
Levitra
Cialis
GMP
NO
PDE-5
cGMP
Vasodilation
& Erection

PALATIN TECHNOLOGIES

Bremelanotide – Erectile Dysfunction

- Bremelanotide has been evaluated in eight Phase II efficacy studies
  - Treated >1500 men with ED
- Clinical studies show it to be potentially effective in a broad range of patients, including those with severe ED and non-responsive to sildenafil
  - Competitive efficacy in "at-home" studies
  - Up to 30%-50% of ED patients returned to a normal level of function
- Co-administration with sildenafil demonstrates synergistic effect
- Side effects are mild/moderate & transient: GI, facial flushing, nasal symptoms, blood pressure increase and spontaneous erection

PALATIN TECHNOLOGIES

Bremelanotide – ED Clinical Schedule

Clinical Study	1H06	2H06	1H07
Study 16 Ph. IIb (n~726)		Data reported	
Study 17 Ph. IIb Diabetic Study ED (n~280)		Data reported	
Ph.I Nitrate/Bremelanotide Interaction Study	Completed		
Ph.Ib QT_c Study	Initiate	Complete	
Ph.III Pivotal ED1			Initiate
Ph.III Pivotal ED2			Initiate
Ph.III Open-label ED			Initiate

PALATIN TECHNOLOGIES

BMT Study 16 Phase 2b Trial

- **Objectives: evaluate the safety and efficacy in a general ED population**
  - Define doses for commercial development
  - Statistical data required to design ph. 3 pivotal trials
- **Trial Design double blind placebo controlled**
  - Placebo, 5mg, 7.5mg, 10mg, 12.5mg and 15mg doses
  - 4 week no treatment period followed by 12 weeks at home self dosing
  - Primary end point ΔEF domain of the IIEF at day 84 compared to placebo
  - Secondary end points SEP questions #2 & #3, GAQ, SEAR and IIEF domains
- **Patient Demographics – 726 patients with ED**
  - Average age ~56 with a history of ED for ~6 yrs
  - Equal distribution of mild, moderate and severe patients
  - ~90% of patients have used PDE-5 inhibitors

PALATIN TECHNOLOGIES

BMT Study 16 Phase 2b Trial

- The primary efficacy endpoint was ΔIIEF-ED relative to placebo at day 84. The 7.5-15mg were clinically and statistically significant in both the ITT and PP populations

Dose	ΔIIEF-ED	p value
plc.	1.8	
5mg	4.2	0.209
7.5mg	5.7	0.028
10mg	6.4	0.001
12.5mg	6.1	0.004
15mg	8.4	<0.001

- 7.5mg – 15mg doses were both clinically and statistically significant for the following secondary endpoints in both the ITT & PP populations
  - Global Assessment Question (GAQ)
  - SEP questions #2 & #3 (relating to penetration and ejaculation)

PALATIN TECHNOLOGIES

EF Domain IIEF – Mean Change

Per-protocol Population: p-values by dose


9
8
7
6
5
4
3
2
1
0
0.21
0.028
0.001
0.004
≤0.001
Placebo
5
7.5
10
12.5
15

PALATIN TECHNOLOGIES

p-value <0.05 is statistically significant

BMT Study 16 Phase 2b Trial

- Adverse events across all doses, nausea, emesis, flushing, blood pressure increase, headache, spontaneous erection and nasal symptoms

- The primary adverse events causing patient discontinuation from the study were nausea, emesis* and blood pressure increase*

Dose	AE DC Rate
plc.	4%
5mg	12%
7.5mg	23%
10mg	27%
12.5mg	34%
15mg	53%

AE's generally were mild to moderate

- There was one incident of prolonged erection that was classified as a Serious Adverse Event

*emesis & blood pressure increases were protocol mandated reasons for discontinuation

Bremelanotide – A Differentiated Product

- **Target attributes in alignment with Physician and Patient needs**
- **Physicians**
  - Not a systemic vasodilator
  - No alcohol interaction
  - No nitrate or α-blocker interactions
- **Efficacy (based on clinical data to date)**
  - Competitive with PDE-5 inhibitors
  - Co-administration with PDE-5 inhibitors increases efficacy
- **Patient Benefits**
  - Initiates erections
  - Rapid onset
  - High quality erections
  - No food/alcohol interactions

PALATIN TECHNOLOGIES

Bremelanotide – Market Opportunity

35% of patients are satisfied PDE-5 users

20% are "marginally satisfied" but have no alternative treatment options

Treatment options for this segment will be:

- PDE-5 inhibitors
- Bremelanotide


Bremelanotide
TARGET
SEGMENTS

Treatment options for these three segments will be:

- Bremelanotide alone

or

- Co-administration of bremelanotide and a PDE-5 inhibitor

35% discontinue PDE-5 therapy following initial prescription

10% contraindicated

PALATIN TECHNOLOGIES

Female Sexual Dysfunction (FSD) has Significant Potential

84 MM women worldwide suffer from some form of FSD

- 2 MM women reach the age of 50 each year
  - 40% of these women will experience some form of FSD
- Emotional problems and stress are the highest predictors of desire, arousal and pain disorders

No FDA Approved Treatments Currently Available

↓

$$Large and Untapped Market Potential$$

PALATIN TECHNOLOGIES

Source: Data Monitor Report, Female Sexual Dysfunction, Major Milestones; UN Population Database

Bremelanotide Phase IIa FSD Clinical Trials

- Study Populations: Pre-menopausal and post-menopausal women with a principal diagnosis of female sexual arousal disorder
- Study Design: Single dose, placebo-controlled, two way crossover studies
- Key Endpoint: Treatment Satisfaction Index – a 14 item questionnaire
- Study Results:
  - Increased levels of sexual desire
  - Increased levels of sexual arousal
  - High degree of concordance with patients reporting both increased desire and increased arousal
  - Corroboration of treatment effect between pre-menopausal and post-menopausal patients indicates treatment effect may be independent of hormonal status

PALATIN TECHNOLOGIES

Reference: Journal of Sexual Medicine July 2006 – Vol. 3, Issue 4

Bremelanotide – Ongoing FSD Clinical Trials

- 100-patient “at-home” study enrolling pre-menopausal and post-menopausal FSD patients at 20 clinical sites in the United States
- Two-month treatment period
- Exploratory study including instruments evaluating both desire and arousal effects
- Study will generate data to design a large scale study with an *a priori* stated hypothesis

PALATIN TECHNOLOGIES

MIDAS™ - Drug Discovery Technology



- Rapid lead generation
- Proprietary, innovative synthetic chemistry platform
- Applicable to multiple therapeutic areas
- Generates highly qualified, focused sets of compounds, eliminating the need for costly high throughput screening
- Able to characterize pharmacologically active structures
- Uniquely generates receptor agonists and receptor antagonists
- Offers potential for oral bioavailability

PALATIN TECHNOLOGIES

MIDAS™ Pipeline

Pre-clinical Pipeline:

- MC ¾ receptor agonist as treatment for obesity
- Natriuretic peptide agonist as treatment of congestive heart failure
- MC ¾ receptor antagonist as treatment for cachexia

PALATIN TECHNOLOGIES

Financial Snapshot

Ticker Symbol:	AMEX: PTN
52-Week Price Range as of 9/06:	$1.70 - $4.19
Shares Outstanding as of 9/06:	
➢ Common	71M
➢ Fully Diluted	87M
Market Capitalization as of 11/06:	$180M
Cash and Investments Balance as of 6/30/06:	$31M

PALATIN TECHNOLOGIES

King Collaboration – Financial Terms

- Potential $250M deal - $20M received in upfront payments
  - $100m in development milestones ($10m received)
  - $130m in revenue milestones
- Profit-sharing and cost-sharing based on 60% (King)/40% split
- Covers male and female indications for N. American market
- Joint development of bremelanotide
- Palatin retains the right to co-promote bremelanotide to urologists
- Will jointly seek partner for ROW
  - Share licensing and net sales revenue throughout the world on a 50/50 basis

PALATIN TECHNOLOGIES

Investment Highlights

- Blockbuster potential with bremelanotide in erectile dysfunction and female sexual dysfunction
- Strategic partnership with King Pharmaceuticals for bremelanotide
- Proprietary technology engine fueling deep pipeline
- Management expertise from concept to market

PALATIN TECHNOLOGIES

Milestones

- 1H06
  - Completed $27m equity raise
  - Completed nitrate/bremelanotide interaction study
  - Initiated bremelanotide Ph. IIb at home clinical trial pre-menopausal FSD patients
  - Complete bremelanotide Study 16 Ph. IIb clinical trial for ED
  - Report results of bremelanotide Ph. IIa clinical trial post-menopausal FSD patients

- 2H06
  - Reported results bremelanotide Study 16 Ph. IIb clinical trial for ED
  - Reported bremelanotide diabetic Ph. IIb clinical trial for ED
  - Complete enrollment bremelanotide Ph. IIb at home study in FSD patients
  - Complete bremelanotide Ph. II QT_c clinical study

PALATIN

TECHNOLOGIES